UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): June 30, 2023

VAHANNA TECH EDGE ACQUISITION I CORP.

(Exact name of registrant as specified in its charter)

British Virgin Islands	001-41094	98-1600102
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1230 Avenue of the Americas, 16th Floor

New York, New York 10020

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code: (347) 745-6448

Not Applicable

(Former name or former address, if changed since last report)

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Units, each consisting of one Class A ordinary share and one-half of one redeemable warrant	VHNAU	The Nasdaq Stock Market LLC
Class A ordinary shares, par value $0.0001 per share	VHNA	The Nasdaq Stock Market LLC
Warrants, each warrant exercisable for one Class A ordinary share, each at an exercise price of $11.50 per share	VHNAW	The Nasdaq Stock Market LLC

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry Into A Material Definitive Agreement.

As previously disclosed, on February 10, 2023, Vahanna Tech Edge Acquisition I Corp., a British Virgin Islands business company (the “Company”), entered into an Agreement and Plan of Merger (the “Merger Agreement”) with Vahanna Merger Sub Corp., a Delaware corporation and wholly-owned subsidiary of the Company (“Merger Sub”), and Roadzen, Inc., a Delaware corporation (“Roadzen”).

On June 29, 2023, the Company, Merger Sub and Roadzen entered into a First Amendment to Agreement and Plan of Merger (the “Amendment”), pursuant to which the Merger Agreement was revised to update and clarify the terms of the New Roadzen 2023 Incentive Plan (the “LTIP”) and the New Roadzen 2023 Employee Stock Purchase Plan to be submitted for shareholder approval at the extraordinary general meeting, including reducing the number of shares to be initially reserved under the LTIP from 14% of the issued and outstanding shares of the combined company immediately following the closing of the business combination to 10%.

The foregoing description of the Amendment does not purport to be complete and is qualified in its entirety by the terms and conditions of the Amendment, the form of which is filed as Exhibit 2.1 hereto and is incorporated by reference herein.

Item 9.01.	Financial Statements and Exhibits

(d) Exhibits:

Exhibit No.	Description

2.1	Amendment to Agreement and Plan of Merger, dated as of June 29, 2023.

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VAHANNA TECH EDGE ACQUISITION I CORP

	By:	/s/ Karan Puri
Name: Karan Puri
Title: Chief Executive Officer

Dated: June 30, 2023